Nuveen Tradewinds Global All-Cap Fund

Summary Prospectus   |   November 30, 2015

Ticker: Class A–NWGAX, Class C–NWGCX, Class R3–NGARX, Class I–NWGRX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated November 30, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 30 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 32 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-70 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.72%	1.22%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$716	$225	$175	$124	$716	$225	$175	$124
3 Years	$1,013	$694	$542	$387	$1,013	$694	$542	$387
5 Years	$1,332	$1,190	$933	$670	$1,332	$1,190	$933	$670
10 Years	$2,231	$2,554	$2,030	$1,477	$2,231	$2,554	$2,030	$1,477

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